UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )s

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRESS RELEASE

Canopy Growth Announces Extension of Proxy Voting Deadline for Upcoming Annual General Meeting

Shareholders now have until September 24, 2024 at 9:00 a.m. (Eastern Time) to submit votes to help ensure a quorum is achieved

Your Vote is Important! If you need assistance with voting your shares please contact Laurel Hill Advisory Group at 1-877-452-7184 or by e-mail at assistance@laurelhill.com

September 20, 2024

SMITHS FALLS, ON— Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX:WEED) (NASDAQ:CGC) announced today that it has extended the deadline for the submission of proxies related to its upcoming annual general meeting of shareholders (the “Meeting”) to September 24, 2024 at 9:00 a.m. (Eastern time). The Meeting will be held later the same day, at 1:00 p.m. (Eastern Time) via live webcast at www.virtualshareholdermeeting.com/WEED2024.

The deadline is being extended to allow holders (the “Shareholders”) of Canopy Growth common shares (the “Shares”) more time to vote and to ensure a quorum is present at the Meeting.

As a requirement of the Company’s NASDAQ listing, a quorum at the Meeting consists of the presence, in person, by remote communication or by proxy duly authorized, of the holders of 33 1/3% of the outstanding Shares entitled to vote at the Meeting. If quorum is not present at the Meeting, the Meeting will need to be adjourned.

“Given that we are so close to achieving a quorum for the Meeting, we are extending the proxy cut-off to give more Shareholders the opportunity to vote and help ensure we can transact business at the Meeting without delay,” said David Klein, Chief Executive Officer of the Company. “To my fellow Shareholders who have not yet voted, I encourage you to join me and thousands of other Shareholders in working together to achieve this important outcome.”

Your Vote is Important!

Even if you haven’t voted before, it’s as important as ever to cast your vote and help Canopy Growth reach quorum for the Meeting. Every Shareholder has the power to help, and fortunately voting is both quick and easy!

Canopy Growth has retained Laurel Hill Advisory Group (“Laurel Hill”) as our proxy solicitor to answer questions and help Shareholders vote their Shares. For many Shareholders, you can vote over the phone by calling Laurel Hill toll-free 1–877–452–7184 (1-416-304-0211 for collect calls outside North America). Shareholders with questions about the Meeting or voting their Shares can also contact Laurel Hill at the above phone numbers, or by email at assistance@laurelhill.com.

Canopy Growth has also retained Alliance Advisors LLC (“Alliance Advisors”) as a proxy solicitor to answer questions and help Shareholders vote their Shares. For many Shareholders, you can vote over the phone by calling Alliance Advisors toll-free at: 1–855-643-7453 and 1-551-210-9931 for collect calls outside North America.  The Alliance Advisors hours of operation are: 9:00 a.m. to 10:00 p.m. Monday through Friday and 10:00 a.m. to 6:00 p.m. - Saturday and Sunday (All times Eastern). Shareholders with questions about the Meeting or voting their Shares can also contact Alliance Advisors at the above phone numbers, or by email at cgc@allianceadvisors.com.

In addition, you can independently vote by following the below instructions.

For the majority of Shareholders, voting will be facilitated by Broadridge Financial Solutions (“Broadridge”). These Shareholders will have received a form of proxy or voting instruction form from Broadridge with a 16-digit control number, which can be used to vote:

Online: http://proxyvote.com

By Phone: 1-800-474-7493

By Mail: Using the enclosed prepaid envelope

Shareholders who hold their Shares at Interactive Brokers LLC can vote online at http://proxypush.com using the provided control number.

Clients of Robin Hood Securities, LLC who are eligible to vote will receive a voting notice by email from noreply@robinhood.com. Voting is hosted by Say Technologies, with voting and materials available directly from the email.

Meeting Details

Greater details and rationale for each of the proposals can be found in Canopy Growth’s Proxy Statement that was mailed or made available to Shareholders and filed under the Company’s EDGAR and SEDAR+ profiles, and can also be found on the company’s website at https://www.canopygrowth.com/investors/investor-events/annual-general-meeting-2024.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

The revised proxy voting deadline is 9:00 a.m. (Eastern time) on September 24, 2024

Shareholder Questions

If you have questions or need more information about the Meeting, please contact Canopy Growth’s proxy solicitation agents:

•	Laurel Hill by telephone at 1-877-452-7184 toll-free in Canada or 416-304-0211 for international calls or by e-mail at assistance@laurelhill.com; and
•	Alliance Advisors by telephone at 1–855-643-7453 toll-free and 1-551-210-9931 for collect calls outside North America or by email at cgc@allianceadvisors.com.

Media Contact:

Nik Schwenker

Vice President, Communications

Nik.schwenker@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space, in addition to category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA has closed the acquisitions of approximately 75% of the shares of Lemurian, Inc. (“Jetty”) and two of three Wana entities that make up Wana Brands (“Wana”), being Wana Wellness, LLC and The CIMA Group, LLC, with the full acquisition of Wana to occur, subject to regulatory approval, once the acquisition of Mountain High Products, LLC is complete. Jetty owns and operates Jetty Extracts, a California-based producer of high- quality cannabis extracts and pioneer of clean vape technology, and Wana Brands is a leading North American edibles brand. The option to acquire Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast and Midwest has also been exercised.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the Meeting being adjourned in the event that quorum is not present at the Meeting; and the timing of closing of Canopy USA’s acquisition of Mountain High Products, LLC, including the receipt of all regulatory approvals.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2024, and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.